                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               ATMEL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  [ATMEL LOGO]

                                ATMEL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 29, 1998

TO THE SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ATMEL CORPORATION, a California corporation (the "Company"), will be held on Wednesday, April 29, 1998 at 2:00 p.m., local time, at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131, for the following purposes:

           1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.
           2. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the year ending December 31, 1998.
           3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only shareholders of record at the close of business on March 6, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

        All shareholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder has returned a proxy.



                                        FOR THE BOARD OF DIRECTORS



                                        Mark A. Bertelsen
                                        Secretary

San Jose, California
March 23, 1998

                                ATMEL CORPORATION

                                 PROXY STATEMENT

                               -------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited on behalf of the Board of Directors of ATMEL CORPORATION (the "Company") for use at the Annual Meeting of Shareholders to be held on Wednesday, April 29, 1998, at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131. When proxies are properly dated, executed, and returned, the shares they represent will be voted at the meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein, for ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's accountants for 1998 and, at the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

        These proxy solicitation materials and the Annual Report to Shareholders for the year ended December 31, 1997, including financial statements, were first mailed on or about March 23, 1998, to all shareholders entitled to vote at the meeting.

RECORD DATE AND VOTING SECURITIES

        Shareholders of record at the close of business on March 6, 1998, are entitled to notice of and to vote at the meeting. At the record date, 99,160,463 shares of the Company's Common Stock, no par value, were issued and outstanding. No shares of the Company's Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: Investor Relations, 2325 Orchard Parkway, San Jose, California 95131) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

        Each shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (five) multiplied by the number of shares held by such shareholder, or may distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes for any candidate unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible. See "Proposal 1-- Election of Directors."

        The Company will bear the entire cost of proxy solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy, and any additional materials furnished to shareholders. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or regular employees of the Company. No additional compensation will be paid for such services.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

        Proposals of shareholders which are intended to be presented by such shareholders at the Company's 1999 Annual Meeting must be received by the Company at its principal executive offices no later than November 20, 1998, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

NOMINEES

        A board of five (5) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below, all of whom are presently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

        The names of the nominees and certain information about them are set forth below:

                                                                             DIRECTOR
NAME OF NOMINEE         AGE               PRINCIPAL OCCUPATION                 SINCE
---------------         ---               --------------------               --------
George Perlegos         48            President, Chief Executive               1984
                                      Officer and Chairman of the
                                      Board of the Company
Gust Perlegos           50            Executive Vice President,                1985
                                      General Manager of the Company
Tsung-Ching Wu          47            Executive Vice President,                1985
                                      Technology of the Company
Norm Hall               44            Managing Partner, Alliant                1992
                                      Partners
T. Peter Thomas         51            General Partner, Institutional           1987
                                      Venture Partners

        George Perlegos has served as President, Chief Executive Officer and Chairman of the Board of the Company from its inception in 1984. George Perlegos holds degrees in electrical engineering from San Jose State University (B.S.) and Stanford University (M.S.).

        Gust Perlegos has served as Vice President, General Manager and a director of the Company since January 1985 and as Executive Vice President since January 1996. Gust Perlegos holds degrees in electrical engineering from San Jose State University (B.S.), Stanford University (M.S.) and Santa Clara University (Ph.D.). Gust Perlegos is a brother of George Perlegos.

        Tsung-Ching Wu has served as a director of the Company since January 1985, as Vice President, Technology since January 1986 and as Executive Vice President since January 1996. Mr. Wu holds degrees in electrical engineering from the National Taiwan University (B.S.), the State University of New York at Stony Brook (M.S.) and the University of Pennsylvania (Ph.D.).

        Norm Hall has served as a director of the Company since August 1992. He is currently Managing Partner of Alliant Partners, an investment banking firm, which position he has held since 1990. From 1988 to 1990, he worked for Berkeley International Capital Corporation, a venture capital firm. Prior to 1988, Mr. Hall worked at Intel Corporation. Mr. Hall also serves as a director of Electronic Designs, Inc.

        T. Peter Thomas has served as a director of the Company since December 1987. Mr. Thomas is a general partner of Institutional Venture Management. Mr. Thomas has held this position since November 1985. Mr. Thomas also serves as a director of Adaptive Solutions, Inc. and Telcom Semiconductor, Inc.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

        The five (5) nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under California law.

        THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors of the Company held a total of eleven (11) meetings during 1997. Each director attended an average of 89% of the meetings of the Board of Directors and meetings of the committees, if any, upon which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee nor any committee performing similar functions.

        The Compensation Committee currently consists of directors Hall and Thomas, and met once during 1998. This Committee reviews and approves the Company's executive compensation policies, including the salaries and target bonuses of the Company's executive officers, and administers the Company's incentive stock plans.

        The Audit Committee currently consists of directors Hall and Thomas, and met twice during 1998. The Audit Committee recommends engagement of the Company's independent accountants, and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

DIRECTOR COMPENSATION

        Directors are not compensated for service on the Board of Directors or any Committee thereof.

SECURITY OWNERSHIP

        The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of December 31, 1997 by (i) each beneficial owner of more than 5% of the Company's Common Stock, (ii) the Company's Chief Executive Officer and each of the four other most highly compensated executive officers (collectively, the "Named Officers"), (iii) each director and (iv) all directors and executive officers as a group. The information on beneficial ownership in the table and the footnotes hereto is based upon the Company's records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to the Company by such person or entity. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                             APPROXIMATE
                                                  COMMON STOCK                 PERCENT
BENEFICIAL OWNER                               BENEFICIALLY OWNED        BENEFICIALLY OWNED
----------------                               -------------------       ------------------
George Perlegos (1)                                 8,116,025                    8.14%
The Equitable Companies Incorporated (2)            5,352,966                    5.33%
Gust Perlegos (3)                                   3,703,483                    3.71%
Tsung-Ching Wu (4)                                  2,303,996                    2.31%
Kris Chellam (5)                                      312,345                      *
Jack Peckham (6)                                      274,368                      *
Norm Hall (7)                                          32,000                      *
T. Peter Thomas (8)                                   259,308                      *
All directors and executive officers as a          15,717,001                   15.76%
group (9 persons) (9)

-------------------

 *      Less than one percent of the outstanding Common Stock.

(1) The address for George Perlegos is 2325 Orchard Parkway, San Jose, California 95131.

(2) Beneficial ownership information is taken solely from the Schedule 13G dated February 13, 1998. Represents 5,132,166 shares held of record by Alliance Capital Management L.P. ("Alliance"), 220,500 shares held of record by The Equitable Life Assurance Society of the United States ("Equitable Life") and 300 shares held of record by AXA Sun Life & Provincial Holdings (U.K.) ("Sun Life"). Each of Alliance and Equitable Life is a direct or indirect subsidiary of The Equitable Companies Incorporated ("Equitable Companies"). Each of Sun Life and Equitable Companies is a subsidiary of AXA-UAP ("AXA"). Alpha Assurances Vie Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle and AXA Courtage Assurance Mutuelle, as a group, control AXA-UAP. The address for Equitable Companies is 1290 Avenue of the Americas, New York, New York 10104. The address for AXA is 9, place Vendome, 75001 Paris France.

(3) Includes 73,173 issuable under stock options exercisable within 60 days of December 31, 1997.

(4) Includes 66,008 issuable under stock options exercisable within 60 days of December 31, 1997.

(5) Includes 186,000 issuable under stock options exercisable within 60 days of December 31, 1997.

(6) Includes 18,329 issuable under stock options exercisable within 60 days of December 31, 1997.

(7) Includes 32,000 issuable under stock options exercisable within 60 days of December 31, 1997.

(8) Includes (i) 250,000 held by Institutional Venture Partners, (ii) 2,100 held by Mr. Thomas' wife in a rollover IRA, (iii) 2,000 held by Mr. Thomas individually, and (iv) 5,208 issuable under stock options to Mr. Thomas and exercisable within 60 days of December 31, 1997.

(9) Includes 520,380 issuable under stock options exercisable within 60 days of December 31, 1997.

EXECUTIVE COMPENSATION

        The following table sets forth all compensation received for services rendered to the Company in all capacities, for the three years ended December 31, 1997, by the Named Officers:

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                             COMPENSATION
                                                                                AWARDS
                                                   ANNUAL COMPENSATION     NUMBER OF SHARES
                                                  ---------------------       UNDERLYING
NAME AND PRINCIPAL POSITION             YEAR      SALARY($)    BONUS($)         OPTIONS
                                        ----      ---------    --------         -------
George Perlegos                         1997       300,630     130,881
   President and Chief Executive        1996       276,419     195,900
   Officer                              1995       241,614     161,924

Gust Perlegos                           1997       262,330     114,209          40,000
   Executive Vice President,            1996       240,825     172,240
   General Manager                      1995       209,250     141,212          80,000

Tsung-Ching Wu                          1997       235,000     102,310          40,000
   Executive Vice President,            1996       215,826     155,340
   Technology                           1995       187,786     128,700          80,000

Kris Chellam                            1997       218,640      95,186          40,000
  Vice President, Finance and           1996       200,005     145,200
   Administration and                   1995       171,708     121,544          20,000
   Chief Financial Officer

Jack Peckham                            1997       210,228      91,527          20,000
   Vice President, General              1996       194,610     135,028
   Manager ASIC Operations              1995       174,752     108,664          20,000

OPTION GRANTS

        The following table sets forth certain information with respect to stock options granted to each of the Named Officers during the year ended December 31, 1997. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                         INDIVIDUAL GRANTS           POTENTIAL REALIZABLE
                   -----------------------------------------------     VALUE AT ASSUMED
                               % OF TOTAL                               ANNUAL RATES OF
                    NUMBER OF   OPTIONS                                   STOCK PRICE
                     SHARES    GRANTED TO                              APPRECIATION FOR
                   UNDERLYING  EMPLOYEES    EXERCISE                      OPTION TERM
                    OPTIONS    IN FISCAL    PRICE PER   EXPIRATION   ---------------------
        NAME        GRANTED      YEAR         SHARE        DATE         5%          10%
        ----        ------       ----        -------    ----------   --------   ----------
George Perlegos       --          --           --          --           --         --

Gust Perlegos       40,000       2.91%       $24.375     4/11/07     $613,172   $1,553,899

Tsung-Ching Wu      40,000       2.91%        24.375     4/11/07      613,172    1,553,899

Kris Chellam        40,000       2.91%        24.375     4/11/07      613,172    1,553,899

Jack Peckham        20,000       1.45%        24.375     4/11/07      306,586      776,949


OPTION EXERCISES AND HOLDINGS

        The following table provides information with respect to option exercises in 1997 by the Named Officers and the value of such officers' unexercised options at December 31, 1997.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                     NUMBER OF SHARES
                                                  UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                         OPTIONS AT            IN-THE-MONEY OPTIONS AT
                      SHARES                          FISCAL YEAR-END             FISCAL YEAR-END(2)
                   ACQUIRED ON       VALUE      -------------------------     -------------------------
      NAME           EXERCISE     REALIZED(1)   EXERCISABLE UNEXERCISABLE     EXERCISABLE UNEXERCISABLE
      ----           --------     -----------   ----------- -------------     ----------- -------------
George Perlegos         --           --              --           --             --            --

Gust Perlegos           --           --            69,841       83,336          $590,575     $136,790

Tsung-Ching Wu        40,000      $1,145,000       62,674       83,326           487,886      136,759

Kris Chellam          25,000         714,050      183,332       62,668         2,665,567       88,224

Jack Peckham          21,671         310,827       14,997       43,332           141,054       94,469

----------------

(1) Market value of underlying securities on date of exercise, minus the exercise price.

(2) Market value of unexercised options is based on the last reported sales price of the Company's Common Stock on the Nasdaq National Market of $18.563 per share on December 31, 1997 (the last trading day for fiscal
        1997), minus the exercise price.

                      REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors generally reviews and approves the Company's executive compensation policies, including the base salary levels and target incentives for executive officers of the Company at the beginning of each year, and approves the performance objectives of the Company's officers in their areas of responsibility. The Compensation Committee also administers the Company's stock plans, including its 1996 Stock Plan and the 1991 Employee Stock Purchase Plan. No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. Meetings of the Compensation Committee are also attended by George Perlegos, the Company's President and Chief Executive Officer, and Kris Chellam, the Company's Chief Financial Officer, who provide background and market information and make recommendations to the Compensation Committee on salary levels, officer performance objectives and corporate financial goals. However, such individuals are not entitled to vote on any actions taken by the Compensation Committee.

COMPENSATION POLICIES

        The Company's policy is that a substantial portion of each officer's annual compensation should be based upon the Company's financial performance. The Compensation Committee establishes the salary of each officer primarily by considering the salaries of officers in similar positions with ten comparably-sized companies in the semiconductor industry (the "Benchmark Group"). Such group is subject to change from year to year based on management's assessment of comparability. In setting base compensation, the Company strives to achieve compensation levels for each officer within 25% of the average salaries paid by the Benchmark Group. The Compensation Committee further adjusts the salaries of the Company's officers based on the Company's financial performance during the past year and on each officer's performance against the objectives related to his area of responsibility, which objectives were established at the beginning of the prior year. The base salary increases for the Company's executive officers in 1998 set forth in the Summary Compensation Table reflect the analysis by management and the Compensation Committee of the salary levels paid by members of Benchmark Group and the Company's performance in 1997.

        Under the Company's executive bonus plan, executive officers may receive a substantial percentage of their base salary in bonus payments, based on quarterly financial performance by the Company compared to pre-tax income targets established by the Board of Directors at the beginning of the year in connection with the adoption of the Company's operating plan.

        The Compensation Committee considers granting stock options to executive officers based upon a number of factors, including such officer's responsibilities and relative position in the Company, any changes in such officer's responsibility and position, and such officer's equity interest in the Company in the form of stock and options held by such individual, and the extent to which existing options remain unvested. All options are granted at the current market price of the Company's Common Stock on the date of grant and options generally vest over four years.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

        The Compensation Committee uses the same factors and criteria described above for compensation decisions regarding the Chief Executive Officer. In particular, in 1997, Mr. Perlegos' compensation was well below the average compensation of chief executive officers in the Benchmark Group. Mr. Perlegos' bonus for 1997 was also determined under the Company's executive bonus plan.


           T. Peter Thomas,                       Norm Hall,
           Member, Compensation Committee         Member, Compensation Committee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee consists of directors Hall and Thomas. During 1997, the Company paid Alliant Partners approximately $60,000, in consideration for services rendered in advising the Company regarding financing, mergers and acquisitions. Mr. Hall, a director of the Company and member of the Compensation Committee, is Managing Partner of Alliant Partners.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by the Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons that no filings were required for such persons, the Company believes that, during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with.


                                  PROPOSAL TWO

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected Coopers & Lybrand L.L.P., independent accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 1998. Coopers & Lybrand L.L.P. has audited the Company's financial statements since the year ended 1985.

        Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they so desire. The Representatives are also expected to be available to respond to appropriate questions from the shareholders.

        The Board of Directors recommends a vote "FOR" ratification of the appointment of Coopers & Lybrand L.L.P. as independent accountants for the year ending December 31, 1998. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

OTHER MATTERS

        The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.




                                       THE BOARD OF DIRECTORS


    Dated:  March 23, 1998

PERFORMANCE GRAPH

        The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, for Atmel Corporation, Technology - 500 and the S&P 500 Index. The graph assumes that $100 was invested in the Company's Common Stock, Technology - 500 and the S&P 500 Index from the date of December 31, 1992 through the 1997 year end. Historic stock price performance is not necessarily indicative of future stock price performance.

---------------------------------------------------------------------------------
                       12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
---------------------------------------------------------------------------------
ATMEL CORPORATION        $100      $211      $409      $547      $809      $453
---------------------------------------------------------------------------------
TECHNOLOGY - 500         $100      $123      $143      $207      $293      $369
---------------------------------------------------------------------------------
S&P 500 INDEX            $100      $110      $112      $153      $189      $252
---------------------------------------------------------------------------------

                                     [LOGO]

                               ATMEL CORPORATION

                      1998 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 29, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of ATMEL CORPORATION, a California corporation, hereby acknowledges receipt of the Annual Report to Shareholders, and receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 23, 1998, and hereby appoints George Perlegos and Kris Chellam, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of ATMEL CORPORATION to be held on April 29, 1998 at 2:00 p.m., local time, at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131 and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED FOR THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P., AS INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[  ]                                                              PLAN TO ATTEND
     -----------------------------                                 THE MEETING
           ACCOUNT NUMBER                                              [  ]
                                            PLEASE MARK YOUR CHOICE
     -----------------------------          LIKE THIS o IN BLUE OR
           COMMON                           BLACK INK


Proposal 1 - Election of directors
             Nominees: George Perlegos, Gust Perlegos, Tsung-Ching Wu,
                       Norm Hall and T. Peter Thomas

             FOR       WITHHELD

             [ ]         [ ]         [ ]
                                        --------------------------------------
                                        FOR all nominees except as noted above.


Proposal 2 - Proposal to ratify the appointment of Coopers & Lybrand L.L.P. as the independent accountants of the Company for 1998.


             FOR               WITHHELD             ABSTAIN

             [ ]                 [ ]                  [ ]

In their discretion upon such other matter or matters which may properly come before the meeting and any adjournment or postponement thereof.

(This proxy should be marked dated and signed by the shareholder(s) exactly as such shareholder's name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                              Signature:
                                         -------------------------------------
                              Date:
                                    ------------------------------------------

                              Signature:
                                         -------------------------------------

                              Date: ------------------------------------------

                              [ ] Mark here for address change and note at left.